SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 31, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.



             (Exact name of Registrant as specified in its charter)

      DELAWARE                        333-106323                 30-0183252
---------------------------      -----------------------       --------------
(State or other jurisdiction         (Commission              (I.R.S. employer
   of incorporation)                 file number)            identification no.)



                               383 MADISON AVENUE
                            NEW YORK, NEW YORK 10179
                     --------------------------------------
               (Address of principal executive offices) (ZIP Code)

                                 (212) 272-2000
                     --------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

          (c)  Exhibits

               EXHIBIT NO.

               1.1   Terms Agreement

               4.1   Trust, Pooling and Servicing Agreement

               99.1  Mortgage Loan Purchase Agreement

               99.2  Reconstituted Servicing Agreement

               99.3  Assignment, Assumption and Recognition Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                  (Registrant)



Date:  April 13, 2004                  By:      /S/ JOSEPH T. JURKOWSKI, JR.
                                                ----------------------------
                                       Name:    Joseph T. Jurkowski, Jr.
                                       Title:   Vice President

                                  EXHIBIT INDEX

EXHIBIT NUMBER                     DESCRIPTION

1.1 Terms Agreement, dated as of March 29, 2004 among the Registrant, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Greenwich Capital Markets, Inc.

4.1 Trust, Pooling and Servicing Agreement, dated as of March 1, 2004, among the Registrant, as depositor, Deutsche Bank National Trust Company, as trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee, Wells Fargo Bank, N.A., as master servicer and as securities administrator, and Thornburg Mortgage Home Loans, Inc.

99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2004, between Thornburg Mortgage Home Loans, Inc., as seller, and the Registrant, as purchaser.

99.2 Reconstituted Servicing Agreement, dated as of March 1, 2003, by and among Thornburg Mortgage Home Loans, Inc. and Wells Fargo Home Mortgage, Inc., and acknowledged by Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company, as trustee.

99.3 Assignment, Assumption and Recognition Agreement, dated as of March 1, 2004, by and among Thornburg Mortgage Securities Trust 2004-1, Thornburg Mortgage Home Loans, Inc., Bishop's Gate Residential Mortgage Trust and Cendant Mortgage Corporation, and acknowledged by Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company, as trustee.